UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2010
COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33685 (Commission File Number)	37-1434895 (IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
Dismissal of previous independent registered public accounting firm:
On June 9, 2010, the Audit Committee of the Board of Directors, or the Audit Committee, of Compellent Technologies, Inc., or the Company, dismissed Grant Thornton LLP, or Grant Thornton, as the Company’s independent registered public accounting firm. Grant Thornton had served as our independent registered public accounting firm since 2003.
The Audit Committee conducted a competitive process to select a firm to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and upon the conclusion of such process, the Audit Committee recommended that Grant Thornton be dismissed and replaced as the Company’s independent registered public accounting firm.
Grant Thornton’s reports on the financial statements for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009 and 2008 and through June 9, 2010, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on our financial statements. During the fiscal years ended December 31, 2009 and 2008 and through June 9, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
We have requested Grant Thornton to provide us with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter, dated June 15, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Engagement of new independent registered public accounting firm:
On June 14, 2010, the Audit Committee engaged Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm.
During the fiscal years ended December 31, 2009 and 2008, and through June 14, 2010, neither we nor anyone on our behalf has consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
16.1	Letter to the Securities and Exchange Commission, dated June 15, 2010, from Grant Thornton LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compellent Technologies, Inc.
Date: June 15, 2010	By:	/s/ John R. Judd
John R. Judd
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter to the Securities and Exchange Commission, dated June 15, 2010, from Grant Thornton LLP.